UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2011
THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The following disclosure is made pursuant to paragraph (e) of Item 5.02:
     On March 2, 2011, the Management Development and Compensation Committee of the Board of Directors of The Timberland Company (the “Company”) approved the terms of the Company’s 2011 Executive Long Term Incentive Program (“2011 LTIP”) with respect to certain Company executives. On March 3, 2011, the Board of Directors approved the 2011 LTIP with respect to the Company’s President and Chief Executive Officer, Jeffrey B. Swartz. The 2011 LTIP was established under the Company’s 2007 Incentive Plan. The performance-based awards under the 2011 LTIP are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
     Under the terms of the 2011 LTIP, awards will consist of performance stock units (“PSUs”), equal in value to one share of the Company’s Class A Common Stock, which units, if earned, shall be granted and shall vest immediately upon approval by the Board of Directors of the achievement of the applicable performance metric. Also under the terms of the 2011 LTIP, performance stock options (“PSOs”) were granted on March 3, 2011, with an exercise price equal to the closing price of the Company’s Class A Common Stock as quoted on the New York Stock Exchange on such date. The PSOs, if earned, shall vest in three equal annual installments following the end of the applicable performance period.
     The payout of the performance awards will be based on the Company’s achievement of certain levels of revenue growth and earnings before interest, taxes, depreciation and amortization (“EBITDA”), with threshold, target and maximum award values based upon actual revenue growth and EBITDA of the Company during the applicable performance periods equaling or exceeding such levels. Awards, if earned, will be settled, subject to the vesting schedules described above, in early 2012 and 2014.
     The type of award and the amount of awards (subject to adjustment based upon the Company’s Black-Scholes option value as of March 3, 2011) that can be earned under the 2011 LTIP by the following executives are as follows:

	Threshold Award	Target Award	Maximum Award
Jeffrey B. Swartz
PSUs	0	38,900	77,800
PSOs	0	45,400	90,800
Carrie W. Teffner
PSUs	0	5,800	11,600
PSOs	0	8,800	17,600
Michael J. Harrison
PSUs	0	11,600	23,200
PSOs	0	17,700	35,400
Carden N. Welsh
PSUs	0	11,600	23,200
PSOs	0	17,700	35,400
     The actual value of the performance awards earned, if any, by such executives with respect to the 2011 LTIP will be based upon the extent to which the performance conditions described above are satisfied and on the future value of the Company’s stock.
     A copy of the 2011 LTIP will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending April 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
By:	/s/ Carrie W. Teffner
	Name:	Carrie W. Teffner
	Title:	Chief Financial Officer

Date: March 8, 2011